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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                (AMENDMENT NO. 2)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): April 29, 1999




                               APACHE CORPORATION
               (Exact name of registrant as specified in Charter)

             DELAWARE                   1-4300                41-0747868
   (State or Other Jurisdiction       (Commission          (I.R.S. Employer
        of Incorporation)            File Number)       Identification Number)


                             2000 POST OAK BOULEVARD
                                    SUITE 100
                            HOUSTON, TEXAS 77056-4400
                    (Address of Principal Executive Offices)



       Registrant's telephone number, including area code: (713) 296-6000


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ITEM 5.  OTHER EVENTS

         In offerings underwritten by Goldman, Sachs & Co. (the "Underwriter") and completed on May 18, 1999, Apache Corporation ("Apache") raised net proceeds of approximately $655 million through the issuance of 14,950,000 shares of Apache common stock, par value $1.25 per share (the "Common Stock") and 7 million depositary shares (the "Depositary Shares") representing Automatically Convertible Equity Securities, Conversion Preferred Stock, Series C. The shares of Common Stock and the Depositary Shares were priced on May 12, 1999, at $31.00 per share.

         Pursuant to a Terms Agreement dated May 12, 1999 and the Underwriting Agreement Basic Terms incorporated by reference therein (collectively, the "Common Stock Underwriting Agreement"), by and between Apache and the Underwriter, Apache issued to the Underwriter, for offering to the public, 14,950,000 shares of Common Stock. The Common Stock Underwriting Agreement is listed under Item 7 as Exhibit 1.1 and incorporated herein by reference.

         Pursuant to a Terms Agreement dated May 12, 1999 and the Underwriting Agreement Basic Terms incorporated by reference therein (collectively, the "Preferred Stock Underwriting Agreement"), by and between Apache and the Underwriter, Apache issued to the Underwriter for offering to the public, 7 million $2.015 Depositary Shares. The Preferred Stock Underwriting Agreement is listed under Item 7 as Exhibit 1.2 and incorporated herein by reference.

         Apache's press release relating to the offerings of the Common Stock and the Depositary Shares is listed under Item 7 as Exhibit 99.10 and incorporated herein by reference.




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      EXHIBITS.



      EXHIBIT NO.               DESCRIPTION

         1.1 Common Stock Underwriting Agreement, dated May 12, 1999, between Apache and the Underwriter.

         1.2 Preferred Stock Underwriting Agreement, dated May 12, 1999, between Apache and the Underwriter.

         99.7 Deposit Agreement between Apache and Norwest Bank Minnesota, National Association, as Depositary, including form of depositary receipt for $2.015 Depositary Share, each representing a one-fiftieth interest in a share of Automatically Convertible Equity Securities, Conversion Preferred Stock, Series C, incorporated herein by reference to
                  Exhibit 1 to Apache's Form 8-A/A filed with the Securities and Exchange Commission on May 13, 1999.

         99.8 Form of stock certificate for Automatically Convertible Equity Securities, Conversion Preferred Stock, Series C, incorporated herein by reference to Exhibit 2 to Apache's Form 8-A/A filed with the Securities and Exchange Commission on May 13, 1999.

         99.9 Certificate of Designations, Preferences and Rights describing the rights and preferences of the Registrant's Automatically Convertible Equity Securities, Conversion Preferred Stock, Series C, incorporated herein by reference to Exhibit 3 to Apache's Form 8-A/A, filed with the Securities and Exchange Commission on May 13, 1999.

         99.10 Press Release, dated May 18, 1999, "Apache Closes on Purchase of Shell Assets in Gulf of Mexico."




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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      APACHE CORPORATION



Date:    May 21, 1999                 /s/ Z. S. Kobiashvili
                                      --------------------------------------
                                      Z. S. Kobiashvili
                                      Vice President and General Counsel









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                                INDEX TO EXHIBITS


      EXHIBIT NO.               DESCRIPTION
      -----------               -----------
         1.1      Common Stock Underwriting Agreement, dated May 12, 1999,
                  between Apache and the Underwriter.

         1.2 Preferred Stock Underwriting Agreement, dated May 12, 1999, between Apache and the Underwriter.

         99.7     Deposit Agreement between Apache and Norwest Bank Minnesota,
                  National Association, as Depositary, including form of depositary receipt for $2.015 Depositary Share, each representing a one-fiftieth interest in a share of Automatically Convertible Equity Securities, Conversion
                  Preferred Stock, Series C, incorporated herein by reference to
                  Exhibit 1 to Apache's Form 8-A/A filed with the Securities and
                  Exchange Commission on May 13, 1999.

         99.8     Form of stock certificate for Automatically Convertible Equity
                  Securities, Conversion Preferred Stock, Series C, incorporated herein by reference to Exhibit 2 to Apache's Form 8-A/A filed with the Securities and Exchange Commission on May 13, 1999.

         99.9 Certificate of Designations, Preferences and Rights describing the rights and preferences of the Registrant's Automatically
                  Convertible Equity Securities, Conversion Preferred Stock,
                  Series C, incorporated herein by reference to Exhibit 3 to Apache's Form 8-A/A, filed with the Securities and Exchange
                  Commission on May 13, 1999.

         99.10 Press Release, dated May 18, 1999, "Apache Closes on Purchase of Shell Assets in Gulf of Mexico."